                               OPTION GRANT NOTICE

     RenaissanceRe Holdings Ltd. (the "Company"), pursuant to its 2004 Stock
Option Incentive Plan (the "Plan"), hereby grants to Holder options (the
"Options") to purchase the number of shares of the Company's Stock set forth below. The Options are subject to all of the terms and conditions as set forth herein, as well as the terms and conditions of the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Grant Notice, the Plan shall govern and control.

HOLDER:                         James N. Stanard

DATE OF GRANT:                  August 31, 2004

NUMBER OF SHARES OF STOCK
UNDERLYING THE OPTIONS:         2,500,000

EXERCISE PRICE PER SHARE:       $74.24 as to one-half (1/2) of the Options
                                (representing 150% of the Fair Market Value on
                                the Date of Grant); and

                                $98.98 as to the remaining one-half (1/2) of the
                                Options (representing 200% of the Fair Market
                                Value on the Date of Grant)

EXPIRATION DATE:                10 Years From the Date of Grant

VESTING SCHEDULE:               Subject to Holder's continued employment with
                                the Company, the Options shall vest and become
                                exercisable on the fifth (5th) anniversary of
                                the Date of Grant, subject to acceleration of
                                vesting (a) upon a Change in Control, as
                                provided in Section 9 of the Plan, (b) upon
                                Holder's termination of employment (i) by the
                                Company without Cause (as defined in Holder's
                                Sixth Amended and Restated Employment Agreement,
                                dated May 19, 2004 (the "Employment Agreement"),
                                (ii) by Holder with Good Reason (as defined in
                                the Employment Agreement), or (iii) by reason of
                                his death or Disability (as described in Section
                                5.03 of the Employment Agreement), in each case
                                in accordance with Section 3.01(b) of the
                                Employment Agreement, or (c) otherwise at the
                                discretion of the Committee, as provided in
                                Section 7(c) of the Plan.

TERMINATION OF EMPLOYMENT:      In the event of termination of Holder's
                                employment by reason of his resignation upon the
                                expiration of Employment Agreement on June 30,
                                2007, Holder shall continue to be treated as
                                employed by the Company for purposes of vesting
                                in the Options for so long as Holder has

                                not engaged in any Competitive Activities (as
                                defined in the Employment Agreement), provided
                                that, if following such resignation and while
                                such Options are unvested and outstanding (A)
                                Holder dies, all such Options shall vest
                                immediately, or (B) Holder voluntarily resigns
                                from the position of Chairman of the Board prior
                                to June 30, 2008, the Committee may cause Holder
                                to forfeit that number of Options which it deems
                                appropriate under the circumstances, taking into
                                account Holder's obligation not to engage in
                                Competitive Activities. In addition, following
                                such resignation, or following his resignation
                                one year after a Change in Control (if earlier
                                than June 30, 2007), or following any
                                termination of Holder's employment by the
                                Company without Cause, or by Executive for Good
                                Reason, or by reason of Executive's death or
                                disability, the Options shall remain outstanding
                                and exercisable (to the extent vested) until the
                                Expiration Date but, subject to the following
                                paragraph, shall immediately expire and
                                terminate if Holder engages in any Competitive
                                Activities in violation of Section 4.04 of the
                                Employment Agreement.

                                The Options shall not expire and terminate by
                                reason of Holder engaging in Competitive
                                Activities unless the procedures set forth in
                                Section 5.05(a)(ii) of the Employment Agreement
                                are complied with.

ADDITIONAL TERMS:

                                o  Options shall be exercisable in whole shares
                                   of Stock only.

                                o  Each share of Stock purchased through the
                                   exercise of Options shall be paid for in full
                                   at the time of the exercise. Upon any
                                   exercise of vested Options, unless otherwise
                                   determined by the Committee, Holder shall be
                                   required to use the "net exercise" procedure
                                   described in Section 7(b) of the Plan, and
                                   payment of taxes required to be withheld
                                   shall be paid by having shares of Stock
                                   withheld by the Company in accordance with
                                   Section 8(d) of the Plan; provided, however,
                                   that Holder may use other permissible methods
                                   under the Plan to pay for the exercise price
                                   and/or withholding tax if such "net exercise"
                                   and/or share withholding methods would
                                   materially disadvantage Holder's personal tax
                                   position and Holder takes reasonable steps to
                                   cooperate with the Company to ensure that the
                                   Company will not be treated as a "controlled
                                   foreign corporation" for U.S. tax purposes.

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                                o  This Grant Notice does not confer upon the
                                   Holder any right to continue as an employee.

                                o  This Grant Notice shall be construed and
                                   interpreted in accordance with the laws of
                                   the Bermuda, without regard to the principles
                                   of conflicts of law thereof.

                  [Signatures to appear on the following page.]

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THE UNDERSIGNED HOLDER ACKNOWLEDGES RECEIPT OF THIS GRANT NOTICE AND THE PLAN,
AND, AS AN EXPRESS CONDITION TO THE GRANT OF OPTIONS HEREUNDER, AGREES TO BE
BOUND BY THE TERMS THIS GRANT NOTICE AND THE PLAN.

RENAISSANCERE HOLDINGS LTD.                  HOLDER

By: /s/ Stephen H. Weinstein                 /s/ James N. Stanard
   ----------------------------------        -----------------------------------
                Signature                                  Signature

Title: Vice President, General
       Counsel & Secretary                   Date: August 31, 2004
       ------------------------------              -----------------------------

Date:  August 31, 2004
       ------------------------------

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